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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): October 14, 2004

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


      MISSOURI                           0-20600                43-1311101
   (State or other                  (Commission File         (I.R.S. Employer
   jurisdiction of                       Number)              Identification
    organization)                                                 Number)

   3101 MCKELVEY ROAD
   ST. LOUIS, MISSOURI                                             63044
   (Address of principal executive offices)                      (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On October 18, 2004, Zoltek Companies, Inc. (the "Registrant") announced that it had completed the private placement (the "Private Placement") of $20 million aggregate principal amount of 7.5% Senior Secured Convertible Notes (the "Notes") pursuant to the terms of a Loan and Warrant Agreement, dated as of October 14, 2004, among the Registrant, the lenders parties thereto ("Lenders") and an administrative agent ("Agent") for the Lenders (the "Loan Agreement"), a copy of which is attached hereto as Exhibit 4.1.

                  The Notes, the form of which is attached hereto as Exhibit 4.2, are convertible into shares of the common stock of the Registrant ("Common Stock") at a conversion price of $12.00 (subject to possible adjustment). The Notes bear interest at the rate of 7.5% per annum, payable quarterly, and are due and payable on April 14, 2008. The Notes are secured by a pledge of certain real property and fixed assets associated with the operations of Zoltek Rt., the Registrant's Hungarian subsidiary (the "Hungarian Subsidiary") as further set forth in the Security Agreement, dated as of October 14, 2004, among the Hungarian Subsidiary, the Lenders and the Agent, a copy of which is attached hereto as Exhibit 4.3 ("Security Agreement"), and the Mortgage Agreement, dated as of October 14, 2004, among the Hungarian Subsisiary, the Registrant and the Agent, a copy of which is attached hereto as Exhibit 4.4 ("Mortgage Agreement").

                  Subject to certain occurrences, the Registrant may elect to cause all of the outstanding principal amount of the Notes to be converted into Common Stock or to prepay all of the outstanding principal amount of the Notes, together with all accrued and unpaid interest and other amounts then owing thereon, prior to the Notes' expiration. Holders of the Notes may require, among other options, the Registrant to repurchase some or all of the Notes if the Registrant undergoes any "fundamental transaction" at a repurchase price equal to the greater of 100% of the outstanding principal amount, plus all accrued but unpaid interest and other amount then owning to the Lenders, or the value of the shares of Common Stock underlying the Notes and Warrants, as determined using the average of the closing prices for the five consecutive trading days prior to the date of payment, all as further described in the Notes.

                  Pursuant to the Loan Agreement, the Registrant also issued to the Lenders warrants to purchase up to 500,000 additional shares of the Registrant's Common Stock, representing 30% of the number of shares into which the Notes are convertible (the "Warrants"). The Warrants, the form of which is attached hereto as Exhibit 4.5, are exercisable during a 6-year term ending on October 14, 2010 and have an exercise price equal to $13.00 (subject to adjustment).

                  The conversion price of the Notes and the exercise price of the Warrants are both subject to adjustment under certain circumstances, as set forth in the Notes and the Warrants. The number of shares of Common Stock issuable under the Notes and the Warrants are subject to the occurrences of certain events described therein such as the declaration by the Registrant of a stock dividend, a subdivision or combination of its outstanding shares of Common Stock, a reclassification of the outstanding securities of the Registrant (including due to reorganization of the Registrant itself) or the issuance of common equity securities at a price less than the applicable conversion or exercise price.

                  All of the Lenders were "Accredited Investors," as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the securities offered and sold in the Private Placement have not been registered under the Securities Act and were sold without registration in reliance upon the exemption from securities registration under both Rule 506 of Regulation D and Section 4(2) of the Securities Act. Pursuant to the terms of the Private Placement, the

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Registrant has entered into a Registration Rights Agreement with the
Lenders, a copy of which is attached hereto as Exhibit 4.6 ("Registration Rights Agreement"), pursuant to which the Lenders shall have the right to demand registration of the Common Stock and to participate in certain subsequent offerings of securities by the Registrant or other shareholders.

                  The foregoing summary of the Private Placement is qualified in its entirety by the Loan Agreement, Notes, Warrants, Security Agreement, Mortgage Agreement and the Registration Rights Agreement, and should be read in conjunction with, the exhibits attached hereto of such documents.

                  On October 18, 2004, the Registrant issued a press release announcing that it had completed the Private Placement. The text of this press release is attached hereto as Exhibit 99.1.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRAIGNMENT OF A REGISTRANT.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 7.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 19, 2004

                                        ZOLTEK COMPANIES, INC.



                                        By /s/ Kevin Schott
                                           -----------------------------------
                                            Kevin Schott
                                            Chief Financial Officer



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                                EXHIBIT INDEX

Exhibit
Number                                        Description
------                                        -----------

  4.1 Loan and Warrant Agreement, dated as of October 14, 2004, among the Registrant, the Lenders and the Agent.
  4.2                Form of Note.
  4.3 Security Agreement, dated as of October 14, 2004, among the Hungarian Subsidiary, the Lenders and the Agent.
  4.4 Mortgage Agreement, dated as of October 14, 2004, among the Hungarian Subsidiary, the Lenders and the Agent.
  4.5                Form of Warrant.
  4.6 Registration Rights Agreement, dated as of October 14, 2004, by and among the Registrant and the investors signing thereto.
 99.1                Press Release, dated October 18, 2004.







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